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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-3 (File No.
33-     ) of our report dated November 2, 1993, on our audits of the consolidated financial statements, as restated, of Hudson Foods, Inc. We also consent to the reference to our firm under the caption "Independent Public Accountants."


                                            Coopers & Lybrand L.L.P.

Tulsa, Oklahoma
October 12, 1994